SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2003

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)

             Maryland                1-10899               13-2744380
         ---------------          --------------         ---------------
 (State or Other Jurisdiction      (Commission          (I.R.S. Employer
        of Incorporation)          File Number)         Identification No.)

                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)
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                                 (516) 869-9000

              (Registrant's telephone number, including area code)
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ITEM 9.  REGULATION FD DISCLOSURE

     The information contained in this Item 9 of the Current Report on Form 8-K of Kimco Realty Corporation (the "Company") is being furnished pursuant to "Item 12 - Results of Operations and Financial Condition" and "Item 9 - Regulation FD Disclosure" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     On July 28, 2003, the Company announced its second quarter operating results.

     A copy of the Company's press release is an exhibit to this Current Report on Form 8-K and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Exhibits

99.1     Press Release dated July 28, 2003

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 28, 2003              KIMCO REALTY CORPORATION
                                        (registrant)


                                 By:  /s/ Michael V. Pappagallo
                                    ----------------------------------------
                                 Name: Michael V. Pappagallo
                                 Its: Vice President and Chief Financial Officer


                                  EXHIBIT INDEX

EXHIBIT NO.            DOCUMENT DESCRIPTION

99.1                   Press Release dated July 28, 2003